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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 4, 2020

Crescent Capital BDC, Inc.

(Exact name of registrant as specified in its charter)

Maryland	47-3162282
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

11100 Santa Monica Blvd., Suite 2000, Los Angeles, CA	90025
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (310) 235-5900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value per share	CCAP	The Nasdaq Stock Market LLC

Securities registered pursuant to Section 12(g) of the Act:

Common Stock, par value $0.001 per share

(Title of class)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Set forth below are descriptions of the matters voted on at the Company’s 2020 Annual Meeting of Stockholders (the “Annual Meeting”), held on Monday, May 4, 2020, and the final results of such voting:

Proposal 1 – Election of Directors

The following individuals, constituting all of the nominees named in the Company’s Proxy Statement relating to the Annual Meeting, as filed with the Securities and Exchange Commission on April 9, 2020 (the “Proxy Statement”), were elected as Directors of the Corporation. Kathleen S. Briscoe was elected as a Class I Director of the Corporation to serve for a two-year term expiring at the 2022 annual meeting of stockholders or until her successor is duly elected and qualified. Michael S. Segal and John S. Bowman were elected as Class II Directors of the Corporation who will each serve for a three-year term expiring at the 2023 annual meeting of stockholders or until their respective successor is duly elected and qualified. The following votes were taken in connection with the proposal:

Director	For	Withheld	Broker Non-Votes
Kathleen S. Briscoe	21,416,444	329,697	-0-
Michael S. Segal	21,417,958	328,183	-0-
John S. Bowman	21,435,386	310,755	-0-

Proposal 2 – Ratify the selection of Ernst & Young LLP (“E&Y”) as the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2020.

Stockholders approved a proposal to authorize Ernst & Young LLP (“E&Y”) as the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2020. The following votes were taken in connection with the proposal:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
21,729,759	3,985	12,397	-0-

Proposal 3 – Approval for the application of a minimum asset coverage ratio of 150% to the Corporation.

Stockholders approved a proposal for the application of a minimum asset coverage ratio of 150% to the Corporation. The following votes were taken in connection with the proposal:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
21,318,355	380,836	46,950	-0-

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

CRESCENT CAPITAL, BDC, INC.

Date: May 5, 2020	By:	/s/ Gerhard Lombard
	Name:	Gerhard Lombard
	Title:	Chief Financial Officer